SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2004

UNIVERSAL HOSPITAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-111606	41-0760940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3800 American Boulevard West, Suite 1250

Bloomington, Minnesota 55431-4442

(Address of principal executive offices)

(Zip Code)

952-893-3200

(Registrant’s telephone number, including area code)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release issued by Universal Hospital Services, Inc. on August 4, 2004

99.2	Slides presented during Universal Hospital Services, Inc. webcast of its second quarter 2004 earnings call made on August 5, 2004

ITEM 9.	REGULATION FD DISCLOSURE

Attached as Exhibit 99.2 to this report, and incorporated herein by reference, is a copy of the slide presentation made during the investor conference call with management, held August 5, 2004, to discuss Universal Hospital Services, Inc.’s announced earnings for the second quarter ended June 30, 2004.

ITEM 12.	RESULTS OF OPERATION AND FINANCIAL CONDITION

On August 4, 2004, Universal Hospital Services, Inc. issued a press release announcing its financial results for the three months and six months ended June 30, 2004. A copy of the press release is furnished herewith as an exhibit and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2004	UNIVERSAL HOSPITAL SERVICES, INC.

	By:	/s/ Rex T. Clevenger
Rex T. Clevenger Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Universal Hospital Services, Inc. on August 4, 2004

99.2	Slides presented during Universal Hospital Services, Inc. webcast of its second quarter 2004 earnings

4